UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2016

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2016, Andrew J. Jetter, President and Chief Executive Officer (CEO) of the Federal Home Loan Bank of Topeka (FHLBank), notified FHLBank of his decision to retire on or about March 31, 2017. Mr. Jetter will step down as President and CEO on December 31, 2016, and will serve as a non-executive Senior Advisor until his retirement date. FHLBank’s Board of Directors will promptly undertake a search for Mr. Jetter’s successor.

Also on December 16, 2016, FHLBank’s Board of Directors named Mark E. Yardley as FHLBank’s Interim President and CEO effective January 1, 2017.

Mr. Yardley, age 61, has served as FHLBank’s EVP and Chief Risk Officer since May 2010. Mr. Yardley previously served as Executive Vice President and Chief Financial Officer (CFO) from February 2005 to May 2010, First Senior Vice President and CFO from December 1999 through February 2005, and as First Senior Vice President, Director of Finance, From January 1999 to December 1999. Mr. Yardley joined FHLBank in 1984 as Director of Internal Audit and was promoted to Assistant Vice President in 1990 and Vice President in 1991.

Since January 1, 2015, except for compensation payable to Mr. Yardley in his capacity as an officer and employee of FHLBank, FHLBank has not engaged in any transactions with Mr. Yardley or any members of his immediate family that require disclosure under applicable rules and regulations. There are no family relationships between Mr. Yardley and any of FHLBank’s directors or executive officers, and there are no arrangements or understandings between Mr. Yardley and any other person pursuant to which he was designated as Interim President and CEO of FHLBank.

Terms relating to Mr. Yardley’s engagement as Interim President and CEO are being finalized and will be disclosed by FHLBank when available on an amendment to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

A copy of FHLBank’s announcement to members regarding Mr. Jetter’s retirement and Mr. Yardley’s appointment as Interim President and CEO is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Message to FHLBank members dated Dec. 20, 2016, announcing Mr. Jetter’s retirement and Mr. Yardley’s appointment as Interim President and CEO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 20, 2016	By:	Patrick C. Doran

Name: Patrick C. Doran
Title: EVP, Chief Compliance Officer and General Counsel

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Exhibit Index

Exhibit No.	Description

31.1	Message to FHLBank members dated Dec. 20, 2016, announcing Mr. Jetter’s retirement and Mr. Yardley’s appointment as Interim President and CEO.